EXHIBIT 99.1

     Preliminary Information for Irwin Home Equity Corporation Trust 1997-2

                   Irwin Home Equity Corporation Trust 1997-2

               [$70,000,000]  Class A-1 Certificates  1M LIBOR + [TBD%]
               [$24,500,000]  Class A-2 Certificates  [TBD%]
               [$20,500,000]  Class A-3 Certificates  [TBD%]
               [$15,000,000]  Class A-4 Certificates  [TBD%]

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Servicer. PSI makes no representations as to the accuracy of such information provided to it by the Servicer. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   Irwin Home Equity Corporation Trust 1997-2

Title of Securities:    Irwin Home Equity Corporation, Series 1997-2 Mortgage
                        Pass-Through Certificates, Class A-1, Class A-2, Class
                        A-3 and Class A-4 (the "Certificates").

Description of
Transaction:            This approximately [$130,000,000] MBIA-wrapped
                        transaction is supported by two distinct collateral types.

                        The Class A-1 Certificates are backed by a pool of adjustable rate, first and second lien Home Equity Lines of Credit (the "HELOCs"). The HELOCs generally have original terms to stated maturity of 20 years and have scheduled payments of interest only for the first 10 years. On the 11th year, each loan has scheduled payments on a ten-year fully amortizing basis.

                        The Class A-2, A-3 and A-4 Certificates are backed by a fixed pool of fixed-rate, first and second lien Home Equity Loans (the "HELs"). The HELs generally have original terms to stated maturity of 10 or 15 years, and each loan has scheduled payments on a ten or fifteen year fully amortizing basis.

--------------------------------------------------------------------------------

                               Class A-1 (HELOCs)    Class A-2 (HELs)     Class A-3 (HELs)     Class A-4 (HELs)
                               ------------------    ----------------     ----------------     ----------------
Settlement Date:               [November 18, 1997    November 18, 1997    November 18, 1997    November 18, 1997]

Dated Date:                    November 18, 1997     November 1, 1997     November 1, 1997     November 1, 1997

Prepayment Assumption:         [26% CPR]             [25% HEP]            [25% HEP]            [25% HEP]

Approximate Size:              [$70,000,000]         [$24,500,000]        [$20,500,000]        [$15,000,000]

Average Life to Call:          [3.13] years          [1.05] years         [2.96] years         [5.76] years
Average Life to Maturity:      [3.42] years          [1.05] years         [2.96] years         [6.45] years

Expected Maturity (to Call):   [09/15/05]            [10/15/99]           [03/15/02]           [05/15/04]
Expected Maturity (to Mat):    [01/15/18]            [10/15/99]           [03/15/02]           [01/15/13]

Stated Maturity:               [01/15/19]            [07/15/04]           [05/15/07]           [01/15/14]

Coupon:                        LIBOR + [TBD%]*       [TBD  %]             [TBD  %]             [TBD  %]

Coupon Day Count:              Actual/360            30/360               30/360               30/360

* Subject to:           The lesser of:
                            1) One Month LIBOR + [TBD] bps; and
                            2) The Available Funds Cap.

Available Funds Cap
for the HELOCs:         The Available Funds Cap is currently approximately
                        [10.76%], (calculated using the weighted average gross coupon of the Loans less approximate servicing fees and other ongoing fees of the trust, not inclusive of a 50 bp MBIA cushion beginning in month 13 and thereafter).
                        The weighted average net life-cap is currently [17.67%].

Certificate Class A-4
Coupon Step-Up:         If the Servicer does not exercise its option to call the
                        Group II HELs on the 10% cleanup call date, then the coupon on the Class A-4 Certificates shall be raised by [50] bps to [TBD%].


            THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   Irwin Home Equity Corporation Trust 1997-2

Servicer:               Irwin Home Equity Corporation.

Servicer Fee:           100 bps per annum.

Trustee:                The Chase Manhattan Bank.

Certificate Ratings:    The Class A-1, Class A-2, Class A-3 and Class A-4
                        Certificates will be rated AAA/Aaa by Standard & Poor's
                        ("S&P") and Moody's Investors Service ("Moody's").

Certificate Insurer:    Municipal Bond Investors Assurance Corporation ("MBIA").
                        MBIA's claims-paying ability is rated AAA/Aaa by Standard & Poor's and Moody's.

Certificate Insurance:  Timely payments of interest and ultimate payment of principal on the Certificates will be 100% guaranteed by MBIA.

Credit Enhancement:     1) 100% wrap from MBIA guarantee of timely interest
                           and ultimate principal to the extent the Reserve Account is reduced to zero.

                        2) Reserve Account (combination of cash and/or letter
                           of credit)

                        3) Cross-Collateralization

                        2) Ongoing Spread.

Cross-
Collateralization:      Excess spread from each of the two collateral pools will
                        be available to credit enhance Certificates supported by the other pool.

Reserve Account:        Group I HELOCs -- Target: [8.25%] of Original Class A-1
(Approximately)         Collateral Balance.

                        Group II HELs -- Target: [7.00%] of Original Class A-2, A-3 and A-4 Balance.

                        The Required Reserve level is subject to step downs beginning in month 30 if certain tests are met.

Prefunding Account:     Approximately [62%] of the HELOC collateral supporting
                        Certificate Class A-1 will be prefunded. Approximately
                        [62%] of the fixed-rate home equity collateral supporting Certificate Class A-2, A-3 and A-4 will be prefunded. Approximately [84%] of the HELOC and HEL will be identified by the Settlement Date.

ERISA Consideration:    The Class A Certificates will be ERISA eligible at the
                        end of the prefunding period (which is anticipated to be in January, 1998). Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates. Payments of Principal on the Class A-1 Certificates (HELOCs): Prior to the scheduled amortization period of the HELOCs, the Class
                        A-1 Certificates will receive payments of principal from prepayments and from net liquidation proceeds in the following manner:

                        1) All principal prepayments will be applied first to
                           the HELOC balance included in the trust, regardless of subsequent draws on the line of credit not included in the trust.

                        2) Net liquidation proceeds received on a defaulted
                           HELOC will be allocated on a pro rata basis between the loan balance in the trust and loan balance resulting from subsequent draws on the line of credit not included in the trust.

Flow of Funds:          Certificate Class A-1 (backed by the Group I HELOCs):

                        1) to the Servicer, repayment of any unreimbursed
                           Servicer advances with respect to defaulted loans;

                        2) to the Servicer, the Servicer Fee (100 bps)

                        3) to the Certificate Insurer, the Premium [TBD bps]

                        4) to the Trustee, the Trustee Fee [TBD bps]

                        5) to the Class A-1, accrued monthly interest

                        6) to the Class A-1, monthly principal

                        7) to the Surety Provider, any unreimbursed draws

                        8) to the Reserve Account up to its target amount as
                           described above, and

                        9) to the Class R.

            THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   Irwin Home Equity Corporation Trust 1997-2

Flow of Funds (cont.):  Certificate Classes A-2, A-3 and A-4 (backed by the
                        Group II HELs):

                        1) to the Servicer, repayment of any unreimbursed
                           Servicer advances with respect to defaulted loans;

                        2) to the Servicer, the Servicer Fee (100 bps)

                        3) to the Certificate Insurer, the Premium [TBD bps]

                        4) to the Trustee, the Trustee Fee [TBD bps]

                        5) to the Class A-2, A-3 and A-4, accrued monthly
                           interest

                        6) to the Class A-2, 100% of monthly principal until
                           retired, then to the Class A-3, 100% of monthly principal until retired, then to the Class A-4, 100% of monthly principal

                        7) to the Surety Provider, any unreimbursed draws

                        8) to the Reserve Account up to its target amount as
                           described above, and

                        9) to the Class R.

Clean-up Call:          10% of the sum of (i) the aggregate Trust Balances of
                        the related Group as of the Cut-Off Date, and (ii) the Original Group I Pre-funded Amount or Original Group II
                        Pre-funded Amount, as applicable, at the greater of par or fair market value of the bonds plus accrued interest.
                        Note: The Group I HELOCs and Group II HELs each has its own 10% clean-up call.

Payment Date:           The 15th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on December 15, 1997.

Payment Delay:          Zero day delay for the Class A-1 Certificates and 14
                        days for the Class A-2, Class A-3 and Class A-4
                        Certificates.

Interest Accrual
Period: For Class A-1, interest will accrue from the 15th day of the preceeding month until the 14th day of the current month based on an actual/360 day count.

                        For Class A-2, A-3 and A-4, interest will accrue from the 1st day of the proceeding month until the 30th day of the proceeding month based on a 30/360 day count.

Interest Adjusments:    For the Group I HELOCs, interest rates on the underlying
                        home equity lines of credit will adjust monthly and are all indexed to Prime. Payment on these loans also adjusts monthly.

Form of Certificates:   Book entry form, same day funds (through DTC, CEDEL or
                        Euroclear).

SMMEA Considerations:   The Class A Certificates are not SMMEA eligible.

Taxation:               REMIC.

Pool Statistical
Information:            The statistical information presented herein concerning
                        the Group I HELOCs and the Group II HELs is based on the characteristics of a portion of such loans expected to be delivered on the Settlement Date and on one or more subsequent transfer dates. As of September 30, 1997, such portion aggregated $46,768,189.29 and
                        $42,036,315.04 for the Group I HELOCs and the Group II
                        HELs, respectively. Irwin Home Equity expects that the actual aggregate principal balance of the Group I HELOCs and Group II HELs delivered on the Settlement Date will be approximately [$50,000,000].

                        The additional mortgage loans will represent loans included in the statistical analysis set forth herein and mortgage loans originated by Irwin Home Equity on or prior to the subsequent transafer date. Certain mortgage loans included as of the statistical calculation date may prepay in full, or may be determined not to meet the eligibility requirements for the loans, and thus not be included in the mortgage loan pool. As a result of the foregoing, the statistical distribution of the characteristics as of the final funding date will vary somewhat from the statistical distribution of such characteristics as of the statistical caluculation date as presented herein, although such variance will not be material.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

            THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $70,000,000.00                            DATED DATE: 11/18/97
  CURRENT COUPON: TBD                                    FIRST PAYMENT: 12/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $70,000,000.00                      YIELD TABLE DATE: 11/18/97

                      BOND A1 DISCOUNT MARGIN ACT/360 TABLE

          *************** PRICED TO 10% BOND CLEANUP CALL *************

                        ASSUMED CONSTANT LIBOR-1M 5.6563

           PRICING SPEED
     HELOC        26.0%      15.00%      20.00%      24.00%      28.00%      30.00%       35.00%
     PRICE          CPR         CPR         CPR         CPR         CPR         CPR         CPR
     99-24        29.117      25.711      27.167      28.465      29.803      30.507      32.302
     99-24+       28.546      25.353      26.718      27.935      29.189      29.849      31.532
     99-25        27.975      24.996      26.269      27.405      28.575      29.191      30.761
     99-25+       27.404      24.638      25.821      26.875      27.962      28.534      29.991
     99-26        26.834      24.281      25.372      26.345      27.348      27.876      29.222
     99-26+       26.264      23.924      24.924      25.816      26.735      27.219      28.452
     99-27        25.693      23.567      24.476      25.286      26.122      26.562      27.683
     99-27+       25.123      23.209      24.028      24.757      25.509      25.905      26.914

     99-28        24.553      22.852      23.580      24.228      24.896      25.248      26.145
     99-28+       23.984      22.496      23.132      23.699      24.284      24.591      25.376
     99-29        23.414      22.139      22.684      23.170      23.671      23.935      24.607
     99-29+       22.845      21.782      22.236      22.641      23.059      23.279      23.839
     99-30        22.276      21.425      21.789      22.113      22.447      22.623      23.071
     99-30+       21.706      21.069      21.341      21.584      21.835      21.967      22.303
     99-31        21.137      20.713      20.894      21.056      21.223      21.311      21.535
     99-31+       20.569      20.356      20.447      20.528      20.611      20.655      20.767

    100-00        20.000      20.000      20.000      20.000      20.000      20.000      20.000
    100-00+       19.431      19.644      19.553      19.472      19.389      19.345      19.233
    100-01        18.863      19.288      19.106      18.944      18.778      18.690      18.466
    100-01+       18.295      18.932      18.660      18.417      18.167      18.035      17.699
    100-02        17.727      18.576      18.213      17.889      17.556      17.380      16.933
    100-02+       17.159      18.220      17.767      17.362      16.945      16.726      16.166
    100-03        16.591      17.865      17.320      16.835      16.335      16.071      15.400
    100-03+       16.024      17.509      16.874      16.308      15.724      15.417      14.634

    100-04        15.456      17.154      16.428      15.781      15.114      14.763      13.868
    100-04+       14.889      16.798      15.982      15.255      14.504      14.109      13.103
    100-05        14.322      16.443      15.536      14.728      13.894      13.456      12.337
    100-05+       13.755      16.088      15.091      14.202      13.285      12.802      11.572
    100-06        13.188      15.733      14.645      13.675      12.675      12.149      10.807
    100-06+       12.621      15.378      14.200      13.149      12.066      11.496      10.042
    100-07        12.055      15.023      13.754      12.623      11.457      10.843       9.278
    100-07+       11.488      14.668      13.309      12.097      10.848      10.190       8.513

First Payment      0.075       0.075       0.075       0.075       0.075       0.075       0.075
Average Life       3.131       5.500       4.165       3.413       2.878       2.659       2.228
Last Payment       7.825      13.075      10.408       8.492       7.158       6.575       5.492
Mod.Dur. @ 100-00  2.645       4.221       3.364       2.848       2.459       2.295       1.961
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $24,500,000.00                            DATED DATE: 11/01/97
          COUPON: TBD                                    FIRST PAYMENT: 12/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $24,500,000.00                      YIELD TABLE DATE: 11/18/97


                             BOND A2 BE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
      HEL         25.0%      12.00%      16.00%      18.00%      22.00%      24.00%       28.00%
     PRICE          HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.536       6.537       6.537       6.536       6.536       6.536      6.536
     99-24+        6.520       6.526       6.524       6.523       6.522       6.521      6.519
     99-25         6.504       6.516       6.512       6.510       6.507       6.505      6.502
     99-25+        6.488       6.505       6.500       6.497       6.492       6.490      6.485
     99-26         6.472       6.495       6.488       6.484       6.477       6.474      6.468
     99-26+        6.456       6.485       6.476       6.471       6.463       6.458      6.451
     99-27         6.441       6.474       6.463       6.458       6.448       6.443      6.433
     99-27+        6.425       6.464       6.451       6.445       6.433       6.427      6.416

     99-28         6.409       6.453       6.439       6.432       6.418       6.412      6.399
     99-28+        6.393       6.443       6.427       6.419       6.404       6.396      6.382
     99-29         6.377       6.433       6.415       6.406       6.389       6.381      6.365
     99-29+        6.361       6.422       6.402       6.393       6.374       6.365      6.348
     99-30         6.345       6.412       6.390       6.380       6.359       6.350      6.331
     99-30+        6.329       6.401       6.378       6.367       6.345       6.334      6.314
     99-31         6.313       6.391       6.366       6.354       6.330       6.319      6.297
     99-31+        6.297       6.381       6.354       6.341       6.315       6.303      6.280

    100-00         6.281       6.370       6.341       6.328       6.301       6.288      6.263
    100-00+        6.265       6.360       6.329       6.314       6.286       6.272      6.245
    100-01         6.249       6.350       6.317       6.301       6.271       6.257      6.228
    100-01+        6.234       6.339       6.305       6.288       6.256       6.241      6.211
    100-02         6.218       6.329       6.293       6.275       6.242       6.226      6.194
    100-02+        6.202       6.318       6.281       6.262       6.227       6.210      6.177
    100-03         6.186       6.308       6.269       6.249       6.212       6.195      6.160
    100-03+        6.170       6.298       6.256       6.236       6.198       6.179      6.143

    100-04         6.154       6.287       6.244       6.223       6.183       6.164      6.126
    100-04+        6.138       6.277       6.232       6.210       6.168       6.148      6.109
    100-05         6.122       6.267       6.220       6.197       6.154       6.133      6.092
    100-05+        6.106       6.256       6.208       6.184       6.139       6.117      6.075
    100-06         6.091       6.246       6.196       6.171       6.124       6.102      6.058
    100-06+        6.075       6.236       6.184       6.158       6.110       6.086      6.041
    100-07         6.059       6.225       6.171       6.145       6.095       6.071      6.024
    100-07+        6.043       6.215       6.159       6.132       6.080       6.055      6.007

First Payment      0.075       0.075       0.075       0.075       0.075       0.075      0.075
Average Life       1.049       1.650       1.392       1.294       1.139       1.077      0.974
Last Payment       1.908       3.158       2.658       2.408       2.075       1.992      1.742
Mod.Dur. @ 100-00  0.979       1.501       1.280       1.195       1.059       1.004      0.913
Accrued Interest   0.305       0.305       0.305       0.305       0.305       0.305      0.305

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $20,500,000.00                            DATED DATE: 11/01/97
          COUPON: TBD                                    FIRST PAYMENT: 12/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $20,500,000.00                      YIELD TABLE DATE: 11/18/97

                             BOND A3 BE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
      HEL         25.0%      12.00%      16.00%      18.00%      22.00%      24.00%       28.00%
     PRICE          HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.572       6.573       6.573       6.573       6.572       6.572      6.572
     99-24+        6.566       6.569       6.568       6.568       6.567       6.567      6.566
     99-25         6.560       6.565       6.564       6.563       6.561       6.561      6.559
     99-25+        6.554       6.561       6.559       6.558       6.556       6.555      6.553
     99-26         6.548       6.557       6.555       6.553       6.550       6.549      6.546
     99-26+        6.542       6.553       6.550       6.548       6.545       6.543      6.540
     99-27         6.536       6.549       6.545       6.544       6.539       6.537      6.533
     99-27+        6.530       6.545       6.541       6.539       6.534       6.532      6.527

     99-28         6.524       6.541       6.536       6.534       6.529       6.526      6.520
     99-28+        6.518       6.537       6.532       6.529       6.523       6.520      6.514
     99-29         6.512       6.534       6.527       6.524       6.518       6.514      6.507
     99-29+        6.506       6.530       6.523       6.519       6.512       6.508      6.501
     99-30         6.500       6.526       6.518       6.515       6.507       6.502      6.494
     99-30+        6.494       6.522       6.514       6.510       6.501       6.497      6.488
     99-31         6.488       6.518       6.509       6.505       6.496       6.491      6.481
     99-31+        6.482       6.514       6.505       6.500       6.490       6.485      6.475

    100-00         6.476       6.510       6.500       6.495       6.485       6.479      6.468
    100-00+        6.470       6.506       6.496       6.490       6.479       6.473      6.462
    100-01         6.464       6.502       6.491       6.486       6.474       6.468      6.455
    100-01+        6.458       6.498       6.487       6.481       6.468       6.462      6.449
    100-02         6.452       6.495       6.482       6.476       6.463       6.456      6.442
    100-02+        6.447       6.491       6.478       6.471       6.457       6.450      6.436
    100-03         6.441       6.487       6.473       6.466       6.452       6.444      6.429
    100-03+        6.435       6.483       6.469       6.462       6.446       6.439      6.423

    100-04         6.429       6.479       6.464       6.457       6.441       6.433      6.416
    100-04+        6.423       6.475       6.460       6.452       6.435       6.427      6.410
    100-05         6.417       6.471       6.455       6.447       6.430       6.421      6.403
    100-05+        6.411       6.467       6.451       6.442       6.425       6.415      6.397
    100-06         6.405       6.463       6.446       6.438       6.419       6.410      6.390
    100-06+        6.399       6.459       6.442       6.433       6.414       6.404      6.384
    100-07         6.393       6.456       6.438       6.428       6.408       6.398      6.377
    100-07+        6.387       6.452       6.433       6.423       6.403       6.392      6.371

First Payment      1.908       3.158       2.658       2.408       2.075       1.992      1.742
Average Life       2.958       4.813       4.078       3.773       3.267       3.055      2.698
Last Payment       4.325       6.742       5.825       5.408       4.742       4.408      3.908
Mod.Dur. @ 100-00  2.602       3.992       3.460       3.233       2.845       2.679      2.394
Accrued Interest   0.306       0.306       0.306       0.306       0.306       0.306      0.306

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $15,000,000.00                            DATED DATE: 11/01/97
          COUPON: TBD                                    FIRST PAYMENT: 12/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $15,000,000.00                      YIELD TABLE DATE: 11/18/97

                             BOND A4 BE-YIELD TABLE

             *************** AVERAGE LIFE TO MATURITY *************

                                PREPAYMENT SPEED

           PRICING SPEED
      HEL         25.0%      12.00%      16.00%      18.00%      22.00%      24.00%       28.00%
     PRICE          HEP         HEP         HEP         HEP         HEP         HEP         HEP
First Payment      4.325       6.742       5.825       5.408       4.742       4.408       3.908
Average Life       6.454       8.889       8.089       7.702       6.965       6.620       5.981
Last Payment      15.158      15.158      15.158      15.158      15.158      15.158      15.158

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $15,000,000.00                            DATED DATE: 11/01/97
          COUPON: TBD                                    FIRST PAYMENT: 12/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 6
ORIGINAL BALANCE: $15,000,000.00                      YIELD TABLE DATE: 11/18/97

                             BOND A4 BE-YIELD TABLE

             *************** TO 10% BOND CLEANUP CALL *************

                                PREPAYMENT SPEED

           PRICING SPEED
      HEL         25.0%      12.00%      16.00%      18.00%      22.00%      24.00%       28.00%
     PRICE          HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-23         6.901       6.900       6.900       6.900       6.900       6.901      6.901
     99-23+        6.897       6.897       6.897       6.897       6.897       6.897      6.897
     99-24         6.894       6.895       6.894       6.894       6.894       6.894      6.894
     99-24+        6.891       6.892       6.892       6.891       6.891       6.891      6.890
     99-25         6.887       6.890       6.889       6.889       6.888       6.887      6.886
     99-25+        6.884       6.887       6.886       6.886       6.885       6.884      6.883
     99-26         6.880       6.884       6.883       6.883       6.882       6.881      6.879
     99-26+        6.877       6.882       6.881       6.880       6.878       6.877      6.876

     99-27         6.874       6.879       6.878       6.877       6.875       6.874      6.872
     99-27+        6.870       6.877       6.875       6.874       6.872       6.871      6.868
     99-28         6.867       6.874       6.872       6.871       6.869       6.867      6.865
     99-28+        6.863       6.872       6.870       6.868       6.866       6.864      6.861
     99-29         6.860       6.869       6.867       6.866       6.863       6.861      6.857
     99-29+        6.857       6.867       6.864       6.863       6.859       6.858      6.854
     99-30         6.853       6.864       6.861       6.860       6.856       6.854      6.850
     99-30+        6.850       6.861       6.859       6.857       6.853       6.851      6.846

     99-31         6.847       6.859       6.856       6.854       6.850       6.848      6.843
     99-31+        6.843       6.856       6.853       6.851       6.847       6.844      6.839
    100-00         6.840       6.854       6.850       6.848       6.844       6.841      6.836
    100-00+        6.836       6.851       6.848       6.845       6.841       6.838      6.832
    100-01         6.833       6.849       6.845       6.843       6.837       6.834      6.828
    100-01+        6.830       6.846       6.842       6.840       6.834       6.831      6.825
    100-02         6.826       6.844       6.839       6.837       6.831       6.828      6.821
    100-02+        6.823       6.841       6.837       6.834       6.828       6.825      6.817

    100-03         6.819       6.838       6.834       6.831       6.825       6.821      6.814
    100-03+        6.816       6.836       6.831       6.828       6.822       6.818      6.810
    100-04         6.813       6.833       6.828       6.825       6.819       6.815      6.807
    100-04+        6.809       6.831       6.826       6.822       6.815       6.811      6.803
    100-05         6.806       6.828       6.823       6.820       6.812       6.808      6.799
    100-05+        6.803       6.826       6.820       6.817       6.809       6.805      6.796
    100-06         6.799       6.823       6.817       6.814       6.806       6.801      6.792
    100-06+        6.796       6.821       6.815       6.811       6.803       6.798      6.789

First Payment      4.325       6.742       5.825       5.408       4.742       4.408      3.908
Average Life       5.759       8.220       7.451       7.042       6.292       5.922      5.292
Last Payment       6.492       8.908       8.242       7.825       7.075       6.658      5.992
Mod.Dur. @  99-31  4.608       6.098       5.657       5.414       4.951       4.715      4.298
Accrued Interest   0.321       0.321       0.321       0.321       0.321       0.321      0.321

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     - IRWIN 1997-2 HELOC
     - Cut Off Date of Tape is 09/30/97
     - ADJUSTABLE RATE HELOCS
     -   $46,768,189.29
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,273

Index:                                                 PRIME RATE

Aggregate Unpaid Drawn Balance:                    $46,768,189.29
Aggregate Max Line Of Credit:                      $50,206,100.00

Weighted Average Coupon (Net):                            11.965%
Net Coupon Range:                               8.500% -  20.400%

Weighted Average Coupon (Gross):                          12.965%
Gross Coupon Range:                             9.500% -  21.400%

Weighted Average Margin (Net):                             3.456%
Net Margin Range:                               0.000% -   6.900%

Weighted Average Life Cap (Net):                          18.881%
Net Life Cap Range:                             9.400% -  23.400%

Weighted Average Life Floor (Net):                         9.928%
Net Life Floor Range:                           6.500% -  13.400%

Weighted Average Margin (Gross):                           4.456%
Gross Margin Range:                             1.000% -   7.900%

Weighted Average Life Cap (Gross):                        19.881%
Gross Life Cap Range:                          10.400% -  24.400%

Weighted Average Life Floor (Gross):                      10.928%
Gross Life Floor Range:                         7.500% -  14.400%

--------------------------------------------------------------------------------

Weighted Average Utilization Rate:                        96.376%
Utilization Rate Range:                         2.138% - 100.000%

Average Unpaid Drawn Balance:                          $36,738.56
Average Max Line Of Credit:                            $39,439.20

Maximum Unpaid Drawn Balance:                         $209,156.64
Minimum Unpaid Drawn Balance:                           $1,069.16

Maximum Line of Credit:                               $216,500.00
Minimum Line of Credit:                                $10,000.00

Weighted Avg. Rem. Term (PTD thru Mat. Date):             237.924
Stated Rem Term Range:                         219.000 -  240.000

Weighted Average Age (First Pay thru Paid Thru Date):       2.076
Age Range:                                       0.000 -   21.000

Weighted Average Original Term (Draw + Amor. Period):     240.000
Original Term Range:                           240.000 -  240.000

Weighted Average Combined LTV:                            89.796%
Combined LTV Range:                            13.964% - 100.000%

Weighted Average Second Mortgage Ratio:                   29.307%
Second Mortgage Ratio Range:                    3.925% - 100.000%

Weighted Average FICO Score:                              660.269
FICO Score Range:                               521.000 - 803.000

Weighted Average Interest Roll Frequency:                   1.000
Interest Frequency Range:                                1 -    1

Average utilization rate computed by: [amount drawn/line amout]
Combined LTV computed by: [(max avail. line + 1st mtg. bal.)/appraisal] Second Mortgage Ratio computed by: [max avail. line/(max avail. line
                                                      + 1st mtg. bal.)]

--------------------------------------------------------------------------------

Max ZIP Code = 21042   % Pool = 0.68%   State = MD
Earliest  First  Payment  Date = 1/15/96
Latest Maturity Date = 9/15/17

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 9.25% < Gross Coupon <=  9.50%          1          100,000.00          0.21
 9.75% < Gross Coupon <= 10.00%          1          130,000.00          0.28
10.00% < Gross Coupon <= 10.25%          2          159,471.78          0.34
10.25% < Gross Coupon <= 10.50%        151        6,909,372.25         14.77
10.50% < Gross Coupon <= 10.75%          2          155,399.50          0.33
10.75% < Gross Coupon <= 11.00%          6          441,417.42          0.94
11.00% < Gross Coupon <= 11.25%          2          100,979.32          0.22
11.25% < Gross Coupon <= 11.50%        134        5,436,948.92         11.63
11.50% < Gross Coupon <= 11.75%          2          104,344.49          0.22
11.75% < Gross Coupon <= 12.00%          6          190,500.02          0.41
12.25% < Gross Coupon <= 12.50%        172        6,758,962.33         14.45
12.75% < Gross Coupon <= 13.00%         12          650,417.93          1.39
13.25% < Gross Coupon <= 13.50%        202        7,508,458.71         16.05
13.50% < Gross Coupon <= 13.75%          1           24,879.79          0.05
13.75% < Gross Coupon <= 14.00%          1           22,368.20          0.05
14.25% < Gross Coupon <= 14.50%        419       14,720,288.45         31.48
14.75% < Gross Coupon <= 15.00%          2          124,065.64          0.27
15.25% < Gross Coupon <= 15.50%        141        2,962,904.12          6.34
16.25% < Gross Coupon <= 16.50%         15          222,810.42          0.48
21.00% < Gross Coupon <= 21.50%          1           44,600.00          0.10
--------------------------------------------------------------------------------
Total..........                      1,273      $46,768,189.29        100.00%
================================================================================

                       REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

216 < Rem Term <= 228          5         183,223.73           0.39
228 < Rem Term <= 240      1,268      46,584,965.56          99.61
-------------------------------------------------------------------
Total............          1,273     $46,768,189.29         100.00%
===================================================================

                              YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1995                            2            97,125.03       0.21
   1996                           11           381,262.72       0.82
   1997                        1,260        46,289,801.54      98.98
--------------------------------------------------------------------------
Total.................         1,273       $46,768,189.29     100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          COMBINED LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Combined             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.000 < LTV <= 15.000             1            62,000.00       0.13
15.000 < LTV <= 20.000             1            21,000.00       0.04
20.000 < LTV <= 25.000             1            38,800.00       0.08
25.000 < LTV <= 30.000             1            42,735.64       0.09
30.000 < LTV <= 35.000             1            48,931.45       0.10
35.000 < LTV <= 40.000             3            92,330.20       0.20
40.000 < LTV <= 45.000             4           222,616.32       0.48
45.000 < LTV <= 50.000             6           277,485.42       0.59
50.000 < LTV <= 55.000             5           256,534.46       0.55
55.000 < LTV <= 60.000            12           592,760.16       1.27
60.000 < LTV <= 65.000            20         1,086,962.90       2.32
65.000 < LTV <= 70.000            24         1,147,522.36       2.45
70.000 < LTV <= 75.000            20         1,084,706.68       2.32
75.000 < LTV <= 80.000           105         3,745,423.04       8.01
80.000 < LTV <= 85.000           131         4,886,449.92      10.45
85.000 < LTV <= 90.000           198         6,991,948.32      14.95
90.000 < LTV <= 95.000           152         6,390,116.72      13.66
95.000 < LTV <=100.000           588        19,779,865.70      42.29
--------------------------------------------------------------------------
Total....................      1,273       $46,768,189.29     100.00%
==========================================================================

                               DISTRIBUTION OF
                                   MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 0.500 < Margin <=  1.000        1         100,000.00           0.21
 1.000 < Margin <=  1.500        1         130,000.00           0.28
 1.500 < Margin <=  2.000      154       7,088,686.71          15.16
 2.000 < Margin <=  2.500        8         596,816.92           1.28
 2.500 < Margin <=  3.000      136       5,537,928.24          11.84
 3.000 < Margin <=  3.500        8         294,844.51           0.63
 3.500 < Margin <=  4.000      171       6,739,119.65          14.41
 4.000 < Margin <=  4.500       12         650,417.93           1.39
 4.500 < Margin <=  5.000      203       7,553,058.71          16.15
 5.000 < Margin <=  5.500        2          47,247.99           0.10
 5.500 < Margin <=  6.000      419      14,720,288.45          31.48
 6.000 < Margin <=  6.500        2         124,065.64           0.27
 6.500 < Margin <=  7.000      141       2,962,904.12           6.34
 7.500 < Margin <=  8.000       15         222,810.42           0.48
--------------------------------------------------------------------------
Total.................       1,273     $46,768,189.29         100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

10.000 < LIFE CAP <= 10.500             1        34,949.18           0.07
12.500 < LIFE CAP <= 13.000             1        41,000.00           0.09
13.000 < LIFE CAP <= 13.500             1        25,000.00           0.05
14.000 < LIFE CAP <= 14.500             3       102,016.93           0.22
15.500 < LIFE CAP <= 16.000            61     1,831,393.61           3.92
17.000 < LIFE CAP <= 17.500             1       100,000.00           0.21
17.500 < LIFE CAP <= 18.000           287    10,577,962.01          22.62
18.000 < LIFE CAP <= 18.500           109     5,176,860.79          11.07
18.500 < LIFE CAP <= 19.000             7       521,161.52           1.11
19.000 < LIFE CAP <= 19.500           101     4,231,978.14           9.05
19.500 < LIFE CAP <= 20.000            69     2,201,631.29           4.71
20.000 < LIFE CAP <= 20.500            98     3,783,083.16           8.09
20.500 < LIFE CAP <= 21.000           142     4,579,520.88           9.79
21.000 < LIFE CAP <= 21.500           100     3,847,291.03           8.23
21.500 < LIFE CAP <= 22.000             1        24,879.79           0.05
22.000 < LIFE CAP <= 22.500           223     8,106,706.24          17.33
22.500 < LIFE CAP <= 23.000             2       150,000.00           0.32
23.000 < LIFE CAP <= 23.500            60     1,345,606.89           2.88
24.000 < LIFE CAP <= 24.500             6        87,147.83           0.19
--------------------------------------------------------------------------
Total.................              1,273   $46,768,189.29         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 7.000 < Life Floor <=  7.500           1       100,000.00      0.21
 7.500 < Life Floor <=  8.000           1       130,000.00      0.28
 8.000 < Life Floor <=  8.500         152     6,963,619.00     14.89
 8.500 < Life Floor <=  9.000           9       601,905.03      1.29
 9.000 < Life Floor <=  9.500         138     5,620,133.92     12.02
 9.500 < Life Floor <= 10.000           7       286,575.75      0.61
10.000 < Life Floor <= 10.500         169     6,775,410.48     14.49
10.500 < Life Floor <= 11.000          12       633,494.43      1.35
11.000 < Life Floor <= 11.500         200     7,465,929.10     15.96
11.500 < Life Floor <= 12.000           2        47,247.99      0.10
12.000 < Life Floor <= 12.500         423    14,759,419.83     31.56
12.500 < Life Floor <= 13.000         139     2,949,495.60      6.31
13.000 < Life Floor <= 13.500          16       384,680.33      0.82
14.000 < Life Floor <= 14.500           4        50,277.83      0.11
--------------------------------------------------------------------------
Total.................              1,273   $46,768,189.29    100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS
                              (MAX LINE OF CREDIT)

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       4           31,586.35       0.07
    10,000 < Balance <=    15,000      52          637,365.26       1.36
    15,000 < Balance <=    20,000     130        2,267,923.24       4.85
    20,000 < Balance <=    25,000     188        4,168,929.10       8.91
    25,000 < Balance <=    30,000     171        4,557,852.90       9.75
    30,000 < Balance <=    35,000     180        5,617,844.43      12.01
    35,000 < Balance <=    40,000      98        3,396,993.19       7.26
    40,000 < Balance <=    45,000      99        4,034,523.69       8.63
    45,000 < Balance <=    50,000      94        4,226,504.58       9.04
    50,000 < Balance <=    55,000      38        1,931,141.90       4.13
    55,000 < Balance <=    60,000      41        2,272,435.64       4.86
    60,000 < Balance <=    65,000      28        1,660,250.40       3.55
    65,000 < Balance <=    70,000      21        1,316,674.83       2.82
    70,000 < Balance <=    75,000      27        1,790,784.61       3.83
    75,000 < Balance <=    80,000      13          989,903.29       2.12
    80,000 < Balance <=    85,000      15        1,076,546.18       2.30
    85,000 < Balance <=    90,000       6          464,529.15       0.99
    90,000 < Balance <=    95,000       6          479,219.12       1.02
    95,000 < Balance <=   100,000      53        4,686,445.79      10.02
   105,000 < Balance <=   110,000       1           86,133.00       0.18
   120,000 < Balance <=   125,000       2          247,000.00       0.53
   125,000 < Balance <=   130,000       2          260,000.00       0.56
   145,000 < Balance <=   150,000       1          150,000.00       0.32
   150,000 < Balance <=   200,000       2          208,446.00       0.45
   200,000 < Balance <=   250,000       1          209,156.64       0.45
--------------------------------------------------------------------------
Total....................           1,273      $46,768,189.29     100.00%
==========================================================================

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CA                       174               8,238,940.90        17.62
CO                        36               1,313,096.36         2.81
CT                        90               3,160,274.86         6.76
FL                        80               2,857,253.85         6.11
GA                        82               2,625,019.28         5.61
IL                        83               2,907,997.02         6.22
IN                        32                 860,260.70         1.84
LA                        50               1,547,802.80         3.31
MA                       108               4,058,289.13         8.68
MD                        55               2,191,715.77         4.69
MI                       141               4,978,457.37        10.64
NC                        64               2,003,453.61         4.28
NY                        36               1,565,782.02         3.35
OH                        64               2,265,858.62         4.84
OR                        65               2,217,494.11         4.74
PA                        61               1,974,514.87         4.22
UT                        16                 600,249.67         1.28
VA                        36               1,401,728.35         3.00
--------------------------------------------------------------------------
Total...............   1,273             $46,768,189.29       100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                  1,106        40,697,871.24      87.02
PUD                              102         4,126,314.50       8.82
Condominiums                      50         1,464,875.46       3.13
Multi-Family/Apt.                 15           479,128.09       1.02
--------------------------------------------------------------------------
Total...............           1,273       $46,768,189.29     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                     1,259    46,228,121.89          98.85
Non Owner Occ.                    14       540,067.40           1.15
--------------------------------------------------------------------------
Total..................        1,273   $46,768,189.29         100.00%
==========================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                         24               1,297,467.72         2.77
2                      1,249              45,470,721.57        97.23
--------------------------------------------------------------------------
Total...............   1,273             $46,768,189.29       100.00%
==========================================================================

                                   FICO SCORE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

       520 < FICO <=  540           13           555,876.78   1.19
       540 < FICO <=  560           24           764,623.56   1.63
       560 < FICO <=  580           32         1,084,905.72   2.32
       580 < FICO <=  600           58         2,155,301.24   4.61
       600 < FICO <=  620           87         3,367,223.35   7.20
       620 < FICO <=  640          160         6,068,079.09  12.97
       640 < FICO <=  660          212         8,835,775.37  18.89
       660 < FICO <=  680          246         9,424,687.52  20.15
       680 < FICO <=  700          200         6,726,481.40  14.38
       700 < FICO <=  720          115         3,746,050.21   8.01
       720 < FICO <=  740           68         2,021,551.59   4.32
       740 < FICO <=  760           36         1,158,025.63   2.48
       760 < FICO <=  780           14           532,213.70   1.14
       780 < FICO <=  800            6           220,195.45    .47
       800 < FICO <=  820            2           107,198.68    .23
     ----------------------------------------------------------------------
     Total.....                  1,273       $46,768,189.29 100.00%
     ======================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                               UTILIZATION RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Utilization Ratio             Loans       Balance          Balance

  0.000 < Ratio <=   5.000                 3           5,132.23       0.01
  5.000 < Ratio <=  10.000                 2          10,068.76       0.02
 10.000 < Ratio <=  15.000                 2           8,760.43       0.02
 15.000 < Ratio <=  20.000                 4          57,070.09       0.12
 20.000 < Ratio <=  25.000                 4          46,262.00       0.10
 25.000 < Ratio <=  30.000                 5          58,618.51       0.13
 30.000 < Ratio <=  35.000                 4          83,792.21       0.18
 35.000 < Ratio <=  40.000                10         161,925.64       0.35
 40.000 < Ratio <=  45.000                 6         120,886.66       0.26
 45.000 < Ratio <=  50.000                 6         167,981.56       0.36
 50.000 < Ratio <=  55.000                15         253,275.46       0.54
 55.000 < Ratio <=  60.000                13         358,548.99       0.77
 60.000 < Ratio <=  65.000                11         317,911.26       0.68
 65.000 < Ratio <=  70.000                10         303,873.72       0.65
 70.000 < Ratio <=  75.000                19         532,223.47       1.14
 75.000 < Ratio <=  80.000                24         795,933.46       1.70
 80.000 < Ratio <=  85.000                18         740,953.43       1.58
 85.000 < Ratio <=  90.000                21         793,720.70       1.70
 90.000 < Ratio <=  95.000                19         770,765.10       1.65
 95.000 < Ratio <= 100.000             1,077      41,180,485.61      88.05
--------------------------------------------------------------------------
Total....................              1,273     $46,768,189.29     100.00%
==========================================================================

                              SECOND MORTGAGE RATIO

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
       Second Mortgage Ratio          Loans       Balance          Balance

  0.000 < Ratio <=   5.000                 1           3,040.74       0.01
  5.000 < Ratio <=  10.000                58       1,127,675.45       2.41
 10.000 < Ratio <=  15.000               212       5,768,022.67      12.33
 15.000 < Ratio <=  20.000               253       8,853,047.11      18.93
 20.000 < Ratio <=  25.000               250       9,215,458.44      19.70
 25.000 < Ratio <=  30.000               150       5,921,157.90      12.66
 30.000 < Ratio <=  35.000               107       4,585,184.26       9.80
 35.000 < Ratio <=  40.000                73       2,883,408.86       6.17
 40.000 < Ratio <=  45.000                58       2,599,696.79       5.56
 45.000 < Ratio <=  50.000                21       1,028,772.95       2.20
 50.000 < Ratio <=  55.000                23       1,111,782.53       2.38
 55.000 < Ratio <=  60.000                 8         537,695.74       1.15
 60.000 < Ratio <=  65.000                11         581,517.13       1.24
 65.000 < Ratio <=  70.000                 7         300,596.94       0.64
 70.000 < Ratio <=  75.000                 6         407,970.25       0.87
 75.000 < Ratio <=  80.000                 4         161,410.67       0.35
 80.000 < Ratio <=  85.000                 3         168,862.65       0.36
 85.000 < Ratio <=  90.000                 2         115,730.78       0.25
 90.000 < Ratio <=  95.000                 2          99,689.71       0.21
 95.000 < Ratio <= 100.000                24       1,297,467.72       2.77
--------------------------------------------------------------------------
Total....................              1,273     $46,768,189.29     100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     - IRWIN 1997-2 HEL
     - Cut Off Date of Tape is  09/30/97
     - FIXED RATE HELS
     -   $42,036,315.04
     - Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,309

Lien Status                                    First Liens:    32
                                              Second Liens: 1,277

Aggregate Unpaid Principal Balance:                $42,036,315.04
Aggregate Original Principal Balance:              $42,273,000.00

Weighted Average Net Coupon:                              13.032%
Net Coupon Range:                               8.850% -  16.900%

Weighted Average Gross Coupon:                            14.032%
Gross Coupon Range:                             9.850% -  17.900%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $32,113.30
Average Original Principal Balance:                    $32,294.12

Maximum Unpaid Principal Balance:                     $100,000.00
Minimum Unpaid Principal Balance:                       $6,871.88

Maximum Original Principal Balance:                   $100,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         132.781
Stated Rem Term Range:                         103.000 -  180.000

Weighted Average Age (First Pay thru Paid Thru Date):       2.086
Age Range:                                       0.000 -   17.000

Weighted Average Original Term:                           134.867
Original Term Range:                           120.000 -  180.000

Weighted Average Current Combined LTV:                     89.246
Current Combined LTV Range:                     6.385% - 100.000%

Weighted Average FICO Score:                              663.778
FICO Score Range:                               496.000 - 800.000

--------------------------------------------------------------------------------

Max ZIP Code = 94539   % Pool = 0.72%   State = CA

Earliest First Payment Date = 4/15/96
Latest Maturity Date        = 9/15/12

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 9.75% < Gross Coupon <= 10.00%          3          239,628.96          0.57
10.25% < Gross Coupon <= 10.50%          2           73,500.00          0.17
10.75% < Gross Coupon <= 11.00%          3           98,600.00          0.23
11.25% < Gross Coupon <= 11.50%        120        4,462,618.80         10.62
11.50% < Gross Coupon <= 11.75%          4          251,300.00          0.60
11.75% < Gross Coupon <= 12.00%         71        2,451,881.06          5.83
12.25% < Gross Coupon <= 12.50%         89        3,118,468.31          7.42
12.75% < Gross Coupon <= 13.00%         51        1,999,607.61          4.76
13.25% < Gross Coupon <= 13.50%        144        5,018,715.53         11.94
13.75% < Gross Coupon <= 14.00%         80        2,872,690.84          6.83
14.25% < Gross Coupon <= 14.50%        125        4,070,185.18          9.68
14.50% < Gross Coupon <= 14.75%          1           40,300.00          0.10
14.75% < Gross Coupon <= 15.00%         63        1,956,110.56          4.65
15.25% < Gross Coupon <= 15.50%        273        8,187,005.79         19.48
15.75% < Gross Coupon <= 16.00%        143        4,423,133.27         10.52
16.25% < Gross Coupon <= 16.50%         80        1,743,443.99          4.15
16.75% < Gross Coupon <= 17.00%         40          762,749.99          1.81
17.25% < Gross Coupon <= 17.50%         12          177,768.96          0.42
17.50% < Gross Coupon <= 18.00%          5           88,606.19          0.21
--------------------------------------------------------------------------------
Total..........                      1,309      $42,036,315.04        100.00%
================================================================================

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 96 < Rem Term <= 108          3          93,534.87           0.22
108 < Rem Term <= 120      1,042      31,526,849.84          75.00
168 < Rem Term <= 180        264      10,415,930.33          24.78
-------------------------------------------------------------------
Total............          1,309     $42,036,315.04         100.00%
===================================================================

                             YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1996                            6           184,343.00       0.44
   1997                        1,303        41,851,972.04      99.56
--------------------------------------------------------------------------
Total.................         1,309       $42,036,315.04     100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      CURRENT COMBINED LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
         Current             Number of       Unpaid          Aggregate
           LTV               Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 5.000 < CURR LTV <= 10.0          2            65,457.72       0.16
15.000 < CURR LTV <= 20.0          1            24,836.13       0.06
20.000 < CURR LTV <= 25.0          2            46,212.72       0.11
25.000 < CURR LTV <= 30.0          4           125,106.20       0.30
30.000 < CURR LTV <= 35.0          3            80,053.45       0.19
35.000 < CURR LTV <= 40.0          2            70,000.00       0.17
40.000 < CURR LTV <= 45.0          7           208,453.46       0.50
45.000 < CURR LTV <= 50.0         10           386,034.15       0.92
50.000 < CURR LTV <= 55.0          7           205,706.15       0.49
55.000 < CURR LTV <= 60.0         12           496,216.43       1.18
60.000 < CURR LTV <= 65.0         21           844,751.32       2.01
65.000 < CURR LTV <= 70.0         27           928,801.13       2.21
70.000 < CURR LTV <= 75.0         33         1,167,208.42       2.78
75.000 < CURR LTV <= 80.0         99         3,489,747.04       8.30
80.000 < CURR LTV <= 85.0        127         4,146,609.40       9.86
85.000 < CURR LTV <= 90.0        217         6,988,223.16      16.62
90.000 < CURR LTV <= 95.0        160         5,111,682.65      12.16
95.000 < CURR LTV <=100.0        575        17,651,215.51      41.99
--------------------------------------------------------------------------
Total....................      1,309       $42,036,315.04     100.00%
==========================================================================

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       5           46,558.53       0.11
    10,000 < Balance <=    15,000      62          826,070.91       1.97
    15,000 < Balance <=    20,000     137        2,542,357.52       6.05
    20,000 < Balance <=    25,000     281        6,428,722.40      15.29
    25,000 < Balance <=    30,000     247        6,840,942.91      16.27
    30,000 < Balance <=    35,000     197        6,491,501.04      15.44
    35,000 < Balance <=    40,000     110        4,134,646.05       9.84
    40,000 < Balance <=    45,000      77        3,307,334.33       7.87
    45,000 < Balance <=    50,000      84        4,080,542.72       9.71
    50,000 < Balance <=    55,000      27        1,420,116.39       3.38
    55,000 < Balance <=    60,000      20        1,167,001.26       2.78
    60,000 < Balance <=    65,000      14          874,294.88       2.08
    65,000 < Balance <=    70,000      13          891,411.94       2.12
    70,000 < Balance <=    75,000       8          579,252.13       1.38
    75,000 < Balance <=    80,000       6          471,603.49       1.12
    80,000 < Balance <=    85,000       4          324,333.00       0.77
    85,000 < Balance <=    90,000       5          441,821.34       1.05
    90,000 < Balance <=    95,000       4          373,737.27       0.89
    95,000 < Balance <=   100,000       8          794,066.93       1.89
--------------------------------------------------------------------------
Total....................            1,309     $42,036,315.04     100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CA                       162               6,293,443.74        14.97
CO                        38               1,286,934.76         3.06
FL                        91               2,602,392.34         6.19
GA                        99               2,892,939.72         6.88
IL                       123               3,973,750.10         9.45
LA                        82               2,297,086.61         5.46
MA                       176               5,936,173.74        14.12
MD                        52               1,654,526.25         3.94
MI                       132               3,961,923.20         9.43
NC                        86               2,585,176.37         6.15
NY                         1                  52,918.59         0.13
OH                       119               3,643,921.76         8.67
OR                        27               1,066,021.70         2.54
PA                        66               1,843,096.32         4.38
UT                         9                 382,197.16         0.91
VA                        46               1,563,812.68         3.72
--------------------------------------------------------------------------
Total...............   1,309             $42,036,315.04       100.00%
==========================================================================

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                  1,189        37,866,635.00      90.08
PUD                               61         2,251,393.05       5.36
Condominiums                      45         1,358,065.15       3.23
Multi-Family/Apt.                 14           560,221.84       1.33
--------------------------------------------------------------------------
Total...............           1,309       $42,036,315.04     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                     1,299    41,692,519.07          99.18
Non Owner Occ.                    10       343,795.97           0.82
--------------------------------------------------------------------------
Total..................        1,309   $42,036,315.04         100.00%
==========================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                         32               1,242,713.51         2.96
2                      1,277              40,793,601.53        97.04
--------------------------------------------------------------------------
Total...............   1,309             $42,036,315.04       100.00%
==========================================================================

                                   FICO SCORE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

       480 < FICO <=  500          2        45,970.39            .11
       520 < FICO <=  540          2        53,048.91            .13
       540 < FICO <=  560         11       394,004.30            .94
       560 < FICO <=  580         33     1,085,657.48           2.58
       580 < FICO <=  600         62     1,902,487.29           4.53
       600 < FICO <=  620        106     3,447,140.20           8.20
       620 < FICO <=  640        166     5,345,470.87          12.72
       640 < FICO <=  660        216     7,024,827.87          16.71
       660 < FICO <=  680        242     8,172,206.82          19.44
       680 < FICO <=  700        181     5,461,911.85          12.99
       700 < FICO <=  720        178     5,638,027.99          13.41
       720 < FICO <=  740         65     2,061,353.37           4.90
       740 < FICO <=  760         26       755,798.06           1.80
       760 < FICO <=  780         13       430,271.16           1.02
       780 < FICO <=  800          6       218,138.48            .52
     -----------------------------------------------------------------
     Total.....                1,309   $42,036,315.04         100.00%
     =================================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.